Exhibit 10.3

LIMITED CONSENT AND THIRD AMENDMENT TO SENIOR SECURED FIRST LIEN TERM LOAN CREDIT AGREEMENT

This LIMITED CONSENT AND THIRD AMENDMENT TO SENIOR SECURED FIRST LIEN TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of July 22, 2024, among Clean Energy, a California corporation (the “Borrower”), Clean Energy Fuels Corp, a Delaware corporation (the “Parent”), the undersigned Subsidiary Guarantors, Alter Domus Products Corp. (in its individual capacity, “Alter Domus”), as administrative agent (in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and the undersigned Lenders.

RECITALS

WHEREAS, the Borrower, the Parent, the Administrative Agent, Alter Domus, as collateral agent, and the Lenders are party to that certain Senior Secured First Lien Term Loan Credit Agreement, dated as of December 12, 2023 (as amended by that certain Successor Agent Agreement and First Amendment to Senior Secured First Lien Term Loan Agreement (the “Successor Agency Agreement”), dated as of March 22, 2024, and as further amended by that certain Limited Consent and Second Amendment to Senior Secured First Lien Term Loan Agreement, dated as of May 8, 2024, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower;

WHEREAS, the Lenders party hereto constitute all of the Lenders;

WHEREAS, the Borrower was required to complete certain post-closing items, as specified in Section 8.16 of the Credit Agreement and in Section 8 of the Successor Agency Agreement, and has requested that the Administrative Agent and the Lenders enter into this Amendment to evidence the satisfaction of such requirements, subject to the terms and conditions set forth herein;

WHEREAS, the Lenders party hereto and the Administrative Agent, together with the Borrower, the Parent and the Subsidiary Guarantors, have further agreed to amend certain provisions of the Credit Agreement, upon the terms and conditions as set forth herein and to be effective as of the Third Amendment Effective Date (as defined below).

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein, but not otherwise defined herein, has the meaning given such term in the Credit Agreement, as amended by this Amendment.

Section 2.Consent Matters.

2.1Consent to Satisfaction of Insurance Covenant.

(a)The Borrower has delivered to the Administrative Agent certain insurance certificates and endorsements, attached hereto as Exhibit A, and requested that the Administrative Agent and Lenders agree that the requirements of Section 8.07 of the Credit Agreement and Section 8(c) of the Successor Agency Agreement have been satisfied notwithstanding certain changes to the Loan Parties’ insurance policies that have occurred since the Closing Date and have been disclosed in writing to the Lenders.

(b)The Lenders agree and hereby direct the Administrative Agent to consent to the Borrower’s satisfaction of the covenant in Section 8.07 of the Credit Agreement and the covenant in Section 8(c) of the Successor Agent Agreement and the Administrative Agent does hereby grant the consent effective as of the Third Amendment Effective Date.

2.2Limitations on Consent.  Nothing contained herein shall be deemed a consent to, or waiver of, any action or inaction of the Borrower, the Parent or any of the other Loan Parties that constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document. This Section 2 shall not constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document, and the parties hereto agree that the limited consents provided in the above provisions of this Section 2 shall constitute a one-time consent and shall not waive, affect, or diminish any right of the Administrative Agent or the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.

Section 3.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is, effective as of the Third Amendment Effective Date, hereby amended as follows:

3.1Amendment to Section 8.14.

(a)Section 8.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Section 8.14Control Agreements. Each of Parent and the Borrower will, and will cause each of its Subsidiaries that are Loan Parties to, cause each Deposit Account, Securities Account or Commodity Account of the Loan Parties (other than Excluded Accounts) to be subject to a Control Agreement (a) with respect to Deposit Accounts, Securities Accounts or Commodity Accounts in existence as of the Closing Date, within forty-five (45) days of the Closing Date (or such longer period as the Administrative Agent may agree in writing), provided that no Control Agreement shall be required for the deposit accounts in the name of Clean Energy Fueling Services Corp., with the account numbers ending in ***0987 and ***8008 held at Toronto-Dominion Bank (the “Specified TD Accounts”), so long as (i) the balance of the Specified TD Accounts, in the aggregate, do not exceed $6,000,000.00 at any time and (ii) the Borrower agrees to use commercially reasonable efforts to cause (and to cause Clean Energy Fueling Services Corp. to cause) the Specified TD Accounts to become subject to a Control Agreement and (b) with respect to Deposit Accounts,

Securities Accounts or Commodity Accounts entered into after the Closing Date, at the time entered into and at all times thereafter.”

Section 4.Conditions Precedent to Amendment.  The limited consents provided in Section 2 and the amendments contained in Section 3 shall be effective upon the satisfaction of the following conditions precedent (such date of satisfaction, the “Third Amendment Effective Date”):

4.1Signature Pages.  The Administrative Agent shall have received counterparts to this Amendment duly executed by the Administrative Agent, each Lender, the Borrower, the Parent and each undersigned Subsidiary Guarantor.

4.2Fees and Expenses.  The Borrower shall have reimbursed each of the Administrative Agent and the Lead Arranger for all reasonable and documented out-of-pocket fees, charges and expenses due and payable as of the Third Amendment Effective Date to the extent the Borrower has received an invoice therefor at least two (2) Business Days prior to such date.

4.3Representations and Warranties.  Each representation and warranty of the Borrower, the Parent and/or each Subsidiary Guarantor contained in the Credit Agreement and the other Loan Documents, including those set forth in Section 5 below, is true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) on and as of the Third Amendment Effective Date immediately after giving effect to this Amendment, except to the extent any such representations and warranties expressly relate to an earlier date (in which case, such representations and warranties shall be true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) as of such earlier date).

4.4No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing immediately after giving effect to this Amendment.

Section 5.Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the Parent and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Administrative Agent as follows:

5.1Authority; Enforceability.  This Amendment has been duly executed and delivered by the Borrower, the Parent and each Subsidiary Guarantor and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.2Approvals; No Conflicts.  Neither the execution and delivery of this Amendment by the Borrower, the Parent or any Subsidiary Guarantor, nor the consummation of the transactions herein contemplated or in compliance with the terms and provisions hereof by any of them (a) requires any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including holders of its Equity Interests or any class of directors or managers, whether interested or disinterested, of any Loan Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Amendment or any other Loan Document or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained or made and are in full force and effect, (b) will violate (i) in any material respect, any applicable law or regulation or (ii) any Organizational Document of any Loan Party or any Subsidiary of any Loan Party or any order of any Governmental Authority, (c) will violate or constitute a default under or result in any breach of any Material Indebtedness or Material Contract binding upon any Loan Party, any Material Joint Venture or any Subsidiary of any Loan Party or any of their Properties, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will result in the creation or imposition of any Lien on any Collateral or any other Property of any Loan Party or any Subsidiary of any Loan Party (other than the Liens created by the Loan Documents).

5.3No Default or Event of Default has occurred and is continuing immediately after giving effect to this Amendment.

5.4Each representation and warranty of the Borrower, the Parent and/or each Subsidiary Guarantor contained in the Credit Agreement and the other Loan Documents, is true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) on and as of the Third Amendment Effective Date immediately after giving effect to this Amendment, except to the extent any such representations and warranties expressly relate to an earlier date (in which case, such representations and warranties shall be true and correct in all material respects (or, to the extent already qualified by materiality, in all respects) as of such earlier date).

Section 6.Miscellaneous.

6.1Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and, to the knowledge of the Borrower, the Parent and each Subsidiary Guarantor, none of the Borrower, the Parent nor any such Subsidiary Guarantor has any defense to its obligations to pay the Secured Obligations when due.  The Borrower, the Parent and each Subsidiary Guarantor hereby agrees that the amendments and modifications herein contained shall not limit or impair any Liens securing the Secured Obligations or the Borrower’s, the Parent’s or such Subsidiary Guarantor’s obligation to pay the Secured Obligations when due, each of which is hereby ratified and affirmed.

6.2Entire Agreement.  This Amendment states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

6.3Waiver.  No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

6.4Governing Law; Submission To Jurisdiction; Waivers; Waivers of Jury Trial.  The parties hereby agree that Section 12.09 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

6.5Successors and Assigns.  This Amendment shall inure to the benefit and be binding upon the successors and permitted assigns of each of the parties hereto.

6.6Severability.  In the event that any provision of this Amendment, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Amendment, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

6.7Loan Documents.  Upon the execution and delivery of this Amendment by the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and the Lenders, this Amendment shall be deemed to be a Loan Document, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

6.8Counterparts.  This Amendment may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Amendment. Each party to this Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party. Each party to this Amendment agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.  Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record.

6.9Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.10Direction to Administrative Agent.  The undersigned Lenders party hereto hereby (a) direct the Administrative Agent to execute and deliver this Amendment, and (b) acknowledge and agree that the direction in this Section 6.10 constitutes a direction from the Lenders under the provisions of Section 11.02 of the Credit Agreement. The Borrower, the Parent, the Subsidiary Guarantors and the Lenders party hereto expressly agree and confirm that the Administrative Agent’s right to indemnification, as set forth in Section 12.03 of the Credit Agreement, shall apply with respect to any and all losses, claims, liabilities, costs and expenses that the Administrative Agent incurs, asserts or is awarded against the Administrative Agent in connection with this Amendment.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CLEAN ENERGY

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

PARENT:	CLEAN ENERGY FUELS CORP.

	By:	/s/ Robert M. Vreeland
	Name:	Robert M. Vreeland
	Title:	Chief Financial Officer

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

SUBSIDIARY GUARANTORS:	CLEAN ENERGY & TECHNOLOGIES LLC
BLUE ENERGY LIMITED LLC
BLUE ENERGY GENERAL LLC
TRANSTAR ENERGY COMPANY L.P.
	By:	Blue Energy General LLC, its general partner
BLUE FUELS GROUP L.P.
	By:	Blue Energy General LLC, its general partner
CLEAN ENERGY TEXAS LNG, LLC
CLEAN ENERGY LNG, LLC
NG ADVANTAGE LLC
CLEAN ENERGY RENEWABLE FUELS, LLC
CLEAN ENERGY RENEWABLE
DEVELOPMENT, LLC
CLEAN ENERGY FINANCE, LLC
CLEAN ENERGY LOS ANGELES, LLC
SOUTH FORK FUNDING, LLC
	By:	Clean Energy Renewable Development, LLC, its sole member
CLEAN ENERGY SOUTH FORK HOLDINGS, LLC
SOUTH FORK RENEWABLE ENERGY, LLC
O’BRYAN GRAIN RENEWABLE ENERGY, LLC
SOUTH FORK OHIO RENEWABLE ENERGY, LLC
CLEAN ENERGY REAL ESTATE, LLC
CLEAN ENERGY FUELING SERVICES CORP.
CLEAN ENERGY RENEWABLE
OPERATIONS, LLC
CLNE PLASMAFLOW HOLDINGS, LLC
	By:	Clean Energy, its sole member
CLEAN ENERGY REAL ESTATE TEXAS, LLC
CLEAN ENERGY SOUTH FORK OHIO HOLDINGS, LLC

By:	/s/ Robert M. Vreeland
Name:	Robert M. Vreeland
Title:	Chief Financial Officer

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

CLEAN ENERGY REAL ESTATE ARIZONA LLC
CLEAN ENERGY REAL ESTATE KENOSHA, LLC
CLEAN ENERGY REAL ESTATE NORTH CAROLINA, LLC
CLEAN ENERGY REAL ESTATE TENNESSEE, LLC
CLEAN ENERGY REAL ESTATE VIRGINIA LLC
CLEAN ENERGY REAL ESTATE WISCONSIN LLC

By:	/s/ Robert M. Vreeland
Name:	Robert M. Vreeland
Title:	Chief Financial Officer

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

ADMINISTRATIVE AGENT:	ALTER DOMUS PRODUCTS CORP.

	By:	/s/ Matthew Trybula
	Name:	Matthew Trybula
	Title:	Associate Counsel

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

LENDERS:	STONEPEAK CLNE-L HOLDINGS LP

By: Stonepeak Opportunities Fund Associates LP, its general partner

By: Stonepeak Opportunities Fund GP Investors LP, its general partner

By: Stonepeak GP Investors Holdings LP, its general partner

By: Stonepeak GP Investors Upper Holdings LP, its general partner

By: Stonepeak GP Investors Holdings Manager LLC, its general partner

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

HUDSON WATERFRONT CREDIT FUND LP, as Lender

By: Stonepeak Hudson Credit Associates LP, as its General Partner
By: Stonepeak GP Investors Manager LLC, as its General Partner

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

STONEPEAK INFRASTRUCTURE CREDIT FUND I LP,
as Lender

By: Stonepeak Credit Associates LLC, as its General Partner
By: Stonepeak GP Investors Manager LLC, as its Managing
Member

By:	/s/ Michael Bricker
Name:	Michael Bricker
Title:	Senior Managing Director

[SIGNATURE PAGE – LIMITED CONSENT AND THIRD AMENDMENT – CLEAN ENERGY]

List of Omitted Exhibits

The following exhibit to the Limited Consent and Third Amendment to Senior Secured First Lien Term Loan Credit Agreement, dated July 22, 2024, among Clean Energy, Clean Energy Fuels Corp., the Subsidiary Guarantors, Alter Domus Products Corp., and the Lenders thereto has not been provided herein:

Exhibit A – Insurance Certificates and Endorsements

The registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.